Exhibit 10.3.2
First Amendment and Extension to Senior Subordinated Loan and Security Agreement
     This First Amendment and Extension (this “Amendment”) dated January 18, 2012 to the Senior Subordinated Loan and Security Agreement (as hereafter defined) among REGIONAL MANAGEMENT CORP., a South Carolina corporation (“Regional”), REGIONAL FINANCE CORPORATION OF SOUTH CAROLINA, a South Carolina corporation (“RFCSC”), REGIONAL FINANCE CORPORATION OF GEORGIA, a Georgia corporation (“RFCG”), REGIONAL FINANCE CORPORATION OF TEXAS, a Texas corporation (“RFCTX”), REGIONAL FINANCE CORPORATION OF NORTH CAROLINA, a North Carolina corporation (“RFCNC”), REGIONAL FINANCE CORPORATION OF ALABAMA, an Alabama corporation (“RFCA”) and REGIONAL FINANCE CORPORATION OF TENNESSEE, a Tennessee corporation (“RFCTN”; Regional, RFCSC, RFCG, RFCTX, RFCNC, RFCA and RFCTN are herein individually referred to as a “Borrower” and collectively referred to as the “Borrowers”), whose chief executive offices are located at 509 West Butler Road, Greenville, South Carolina 29607 (with a mailing address of Post Office Box 776, Mauldin, South Carolina 29662), each of the Lenders signatory hereto, and PALLADIUM CAPITAL MANAGEMENT III, INC., as agent for the Lenders referred to below (the “Agent”) Terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Senior Subordinated Loan and Security Agreement.
     Background
     A. Borrowers, the Agent and the various lenders named therein are party to that certain Senior Subordinated Loan and Security Agreement dated August 25, 2010 (the “Senior Subordinated Loan and Security Agreement”).
     B. Borrowers have requested that the Lenders agree to extend the Maturity Date under the Senior Subordinated Loan and Security Agreement and the Lenders are willing to extend the Maturity Date on the terms and conditions set forth in this Amendment.
     Terms and Conditions to Amendment
     Now, therefore, the parties agree as follows:
     1. The Senior Subordinated Loan and Security Agreement is hereby amended as follows:
          a. The definition of Maturity Date contained in Section 1.1 is hereby amended to delete “October 25, 2013” and replace it with “March 31, 2015.”
          b. The definition of Senior Debt contained in Section 1.1 is amended by deleting each reference to “$240,000,000” therein and replacing it with “272,000,000.”

     2. This Amendment shall become effective when and only when:
          a. this Amendment shall be executed and delivered by each Borrower and each Lender;
          b. the Agent shall have received evidence acceptable to Lender of amendment of the Senior Credit Agreement and any other required amendments of the Senior Loan Documents;
          c. an amendment to the Subordination Agreement, in form and substance satisfactory to the Agent, shall be executed and delivered by the Senior Agent (as defined in the Subordination Agreement) and each Borrower;
          d. each Lender shall have received from the Borrower payment of a fee, in cash, in the amount of $15,000 in consideration of the Lenders entering into this Amendment;
          e. the Reaffirmation of Guaranty appearing in this Amendment following the Borrowers’ signature shall have been duly executed by Upstate Motor Company and delivered to the Agent; and
          f. the Agent shall have received such additional closing documents as it shall reasonably specify in connection with the transactions contemplated hereby.
     3. The Borrowers shall pay at the time this Amendment is executed (or as otherwise provided for in this Amendment) and deliver all fees, commissions, costs, charges, taxes and other expenses incurred by the Lender and its counsel in connection with this Amendment, including, but not limited to, reasonable fees and expenses of the Lender’s counsel and all recording fees, taxes and charges.
     4. This Amendment may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and taken together shall constitute but one and the same instrument. The parties agree that their respective signatures may be delivered by fax or email. Any party who chooses to deliver its signature by fax or email agrees to provide a counterpart of this Amendment with its inked signature promptly to each other party.
     5. This Amendment shall be governed by and interpreted in accordance with the laws of the State of New York, except that no doctrine of choice of law shall be used to apply the laws of any other state or jurisdiction to this Amendment.
     6. EACH BORROWER WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY CLAIM, COUNTERCLAIM, ACTION OR OTHER PROCEEDING ARISING UNDER OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          IN WITNESS WHEREOF, the Borrowers and the Lender have executed this Fourth Amendment to the Senior Subordinated Loan and Security Agreement as of the date first above written.

REGIONAL MANAGEMENT CORP.
REGIONAL FINANCE CORPORATION OF
     SOUTH CAROLINA
REGIONAL FINANCE CORPORATION OF GEORGIA
REGIONAL FINANCE CORPORATION OF TEXAS
REGIONAL FINANCE CORPORATION OF
     NORTH CAROLINA
REGIONAL FINANCE CORPORATION OF ALABAMA
REGIONAL FINANCE CORPORATION OF
     TENNESSEE

By:	/s/ Robert D. Barry
Name:	Robert D. Barry
Title:	Chief Financial Officer/EVP of each of the above-listed corporations

PALLADIUM CAPITAL MANAGEMENT III, L.L.C., as Agent
By:	/s/ Kevin L. Reymond
	Name:	Kevin L. Reymond
	Title:	CFO

PALLADIUM EQUITY PARTNERS III, L.P., as a Lender

By:	Palladium Equity Partners III, L.L.C.,
Its:	General Partner

By:	/s/ David Perez
	Name:	David Perez
	Title:	Managing Director

RICHARD A. GODLEY, as a Lender
/s/ Richard A. Godley

JERRY SHIRLEY,
as a Lender

/s/ Jerry Shirley

BRENDA KINLAW,
as a Lender

/s/ Brenda Kinlaw

Reaffirmation of Guaranty:
     The undersigned confirms and reaffirms all of the terms of the guaranty dated as of August 25, 2010 (the “Guaranty”) signed by the undersigned in which it, among other things, unconditionally guarantees payment and performance of all of the Borrowers’ Obligations under the Senior Subordinated Loan and Security Agreement, as amended by the foregoing Amendment. As of the date hereof, the undersigned confirms and reaffirms there are no claims, set-offs or defenses of any kind or nature to the undersigned’s obligations under the Guaranty. Except as otherwise defined in this reaffirmation, capitalized terms set forth in this reaffirmation have the meaning assigned in the Amendment.

UPSTATE MOTOR COMPANY
By:	/s/ Robert D. Barry
	Name:	Robert D. Barry
	Title:	Chief Financial Officer/EVP

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